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                                                                    Exhibit 10.1
                                                                  EXECUTION COPY
                                                                  --------------


                            SHAREHOLDER'S AGREEMENT

     This Shareholder's Agreement (this "Agreement") is made and entered into as of August 20, 2001, by and among Keane, Inc., a Massachusetts corporation ("Keane"), Veritas Acquisition Corp., a Virginia corporation and a wholly owned subsidiary of Keane (the "Transitory Subsidiary"), and the undersigned holder (the "Shareholder") of the shares of voting Common Stock, $0.01 par value per share, of Metro Information Services, Inc., a Virginia corporation ("Metro"), set forth on the signature page hereto (such number of shares, together with any additional shares that become subject to this Agreement in accordance with
Section 1.4(b) hereof, the "Shares").

                                    RECITALS

  A. Concurrently with the execution of this Agreement, Keane, Metro and the Transitory Subsidiary have entered into an Agreement and Plan of Merger (the "Merger Agreement") that provides for the merger (the "Merger") of the Transitory Subsidiary with and into Metro. Pursuant to the Merger, shares of capital stock of Metro will be converted into the right to receive shares of common stock, $0.10 par value per share, of Keane ("Keane Common Stock") and cash in lieu of fractional shares as described in the Merger Agreement.

  B. The Shareholder is the record holder and beneficial owner of the Shares, representing at least 40% of the outstanding shares of Metro Common Stock. For purposes of this Agreement, "beneficial ownership" shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  C. Keane desires the Shareholder to agree, and the Shareholder is willing to agree, (i) not to transfer or otherwise dispose of any of the Shares prior to the Expiration Date (as defined in Section 1.1 below) and (ii) to vote the Shares so as to facilitate consummation of the Merger.

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1.  Agreement to Retain and Vote Shares.
    -----------------------------------

  1.1 Transfer and Encumbrance. The Shareholder agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge or otherwise dispose of or encumber any of the Shares or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "Expiration Date" shall mean the earlier to occur of: (a) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement (provided that nothing contained herein shall release the Shareholder from any of his obligations set forth under the Affiliate Agreement (as defined in the Merger Agreement)) and (b) such date as the Merger Agreement is terminated pursuant to Section 8.1 thereof.

  1.2 Agreement to Vote Shares. From the date hereof until the Expiration Date, at every meeting of the shareholders of Metro called with respect to the Merger Agreement and the Plan of Merger (as defined in the Merger Agreement) and/or the Merger, and at every adjournment or postponement thereof, and on every action or approval by unanimous written consent of the shareholders of Metro with respect to the Merger Agreement, the Plan of Merger and/or the Merger, the Shareholder shall vote the Shares in favor of adoption and approval of the Merger Agreement,

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the Plan of Merger and any matter that could reasonably be expected to facilitate the Merger. The Shareholder agrees not to take any actions contrary to his obligations under this Agreement.

  1.3 Irrevocable Proxy. Concurrently with the execution of this Agreement, the Shareholder agrees to deliver to Keane a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be coupled with an interest and irrevocable, with the number of shares of capital stock of Metro beneficially owned by the Shareholder and subject to the Proxy set forth therein.

  1.4 Representations, Warranties and Covenants of the Shareholder. The Shareholder hereby represents, warrants and covenants to Keane as follows:

       (a) Ownership of Shares; Authority. The Shareholder (i) is the record and beneficial owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; and (ii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy. In addition, in the case of a Shareholder that is a trust, the trustees of such Shareholder have full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

       (b) Ownership Percentage. The Shareholder represents and warrants that the Shares represent 40% of the outstanding shares of Metro Common Stock as of the date of this Agreement. The Shareholder further acknowledges and agrees that if at any time and from time to time from the date of this Agreement until the Expiration Date, the Shares represent less than 40% of the outstanding shares of Metro Common Stock, this Agreement shall be deemed to be amended as of such time such that the number of Shares subject to this Agreement shall be increased to the number of shares of Metro Common Stock constituting 40% of the outstanding shares of Metro Common Stock.

        (c) No Conflicts or Consents. The execution and delivery of this Agreement and the Proxy by the Shareholder do not, and the performance by the Shareholder of his obligations under this Agreement and the Proxy will not:
   (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to the Shareholder or by which its properties are bound or affected; (ii) in the case of a Shareholder that is a trust, conflict with or violate any trust document applicable to the Shareholder or by which its properties are bound or affected; or (iii) result in or constitute any breach or default under, or give any person or entity rights of termination, amendment or acceleration in, the creation of an encumbrance or restriction applicable to any of the Shares.

        (d) Governmental Filings. The Shareholder agrees to cooperate and to use his commercially reasonable efforts to obtain any governmental clearances or approvals for the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any other federal, state or foreign law or regulation or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade and to respond to any government requests for information relating to such antitrust laws.

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        (e) Transfer of Voting Rights. The Shareholder agrees that, until the
   Expiration Date, the Shareholder shall ensure that: (i) none of the Shares are deposited into a voting trust and (ii) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to the Shares.

        (f) No Proxy Solicitations. From the date of this Agreement until the Expiration Date, the Shareholder, in his capacity as a shareholder of Metro, will not, and will not permit any individual or entity under the Shareholder's control to: (i) solicit proxies with respect to (A) an approval of any proposal made in opposition to or competition with consummation of the Merger, (B) the adoption of any merger agreement or approval of any merger, consolidation, sale of assets, reorganization or recapitalization with any party other than with Keane and Keane's affiliates (as defined in Rule 405 of the Securities Act of 1933, as amended) ("Affiliates") or (C) any liquidation or winding up of Metro (each of the foregoing is hereinafter referred to as an "Opposing Proposal"); (ii) encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (iii) initiate a shareholders' vote or action by consent of Metro shareholders with respect to an Opposing Proposal; or (iv) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Metro with respect to an Opposing Proposal.

        (g) Additional Documents. The Shareholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Keane, to carry out the intent of this Section 1.

  1.5 Consent and Waiver. The Shareholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which the Shareholder is a party as a shareholder or pursuant to any rights the Shareholder may have as a shareholder.

  1.6 Fiduciary Duty as Director of Metro. The parties hereto acknowledge and agree that the Shareholder's obligations under this Section 1 are solely in his capacity as a shareholder of Metro, and that none of the provisions in this
Section 1 shall be deemed to restrict or limit any fiduciary duty that the Shareholder or any of his Affiliates may have as a member of the Board of Directors of Metro; provided that no such duty shall excuse the Shareholder from his obligations as a shareholder of Metro to vote the Shares as herein provided and to otherwise comply with the terms and conditions of this Agreement.

  1.7 Lock-Up Agreement. The Shareholder shall not, during any 90 day period commencing on the Closing Date (as defined in the Merger Agreement), transfer, or permit any of his Affiliates to transfer, shares of Keane Common Stock or other Keane securities held by the Shareholder and such Affiliates representing, in the aggregate, more than 1% of the then outstanding shares of Keane Common Stock. Keane may impose stop-transfer instructions with respect to shares of Keane Common Stock or other securities subject to the foregoing restriction.

  1.8 Finder's Fees. No investment banker, broker or finder is entitled to a commission or fee from Keane, Transitory Subsidiary or Metro in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Shareholder.

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  2.  Representations and Warranties of Keane.  Keane represents and warrants to the Shareholder that Keane has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Keane of this Agreement and the consummation by Keane of the transactions contemplated hereby have been duly authorized by the Board of Directors of Keane, and no other corporate action on the part of Keane is necessary to authorize the execution, delivery or performance by Keane of this Agreement and the consummation by Keane of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Keane and is a valid and binding agreement of Keane, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.

3.  Nomination of the Shareholder to the Keane Board of Directors.
    -------------------------------------------------------------

  3.1 Nomination Right. Prior to or at the Effective Time, the Shareholder shall have the right to be nominated to the Keane Board of Directors (the "Keane Board") effective as of the Effective Time and at each meeting of stockholders of Keane, as the case may be, at which directors are to be elected. The Keane Board shall, subject to its fiduciary duties under applicable law, cause the Shareholder to be nominated and recommended for election to the Keane Board at the Effective Time and at all meetings of stockholders of Keane at which directors are to be elected following the Effective Time.

  3.2 Number of Directors. Subject to its fiduciary duties under applicable law, the Keane Board shall not, in connection with its nomination of individuals to be submitted to Keane's stockholders for election to the Keane Board, cause the total number of director seats on the Keane Board to be considered and filled by Keane stockholders to be decreased to a number less than that equal to the number of director nominees nominated and recommended for election by the Keane Board. For the avoidance of doubt, the Keane Board need not take into account any director nominees proposed by Keane's stockholders when determining the number of director seats on the Keane Board.

  3.3 Termination. The rights granted to the Shareholder and the obligations of Keane pursuant to this Section 3 shall terminate on the date on which the Shareholder, together with his Affiliates, ceases, following the Effective Time, to beneficially own 4% or more of the outstanding shares of Keane Common Stock.

4.  Miscellaneous.
    -------------

  4.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

  4.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the Shareholder may be assigned by the Shareholder without prior written consent of Keane.

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  4.3  Expenses.  All costs and expenses incurred in connection with this
Agreement shall be paid by the party incurring such cost or expense.

  4.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Keane will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of the Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Keane upon any such violation, Keane shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Keane at law or in equity. The Shareholder agrees not to seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with Keane seeking or obtaining such equitable relief.

  4.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be deemed duly delivered: (a) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (b) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service to the intended recipient as set forth below.

  If to Keane:           Ten City Square
                         Boston, MA  02129
                         Attention:  Brian T. Keane
                         Telecopy:  (617) 241-9507

  With a copy to:        Hale and Dorr LLP
                         60 State Street
                         Boston, MA 02109
                         Attention:  Hal J. Leibowitz, Esq.
                         Telecopy:  (617) 526-5000

  If to the Shareholder: To the address for notice set forth on the last page hereof.

  with a copy to:        Williams, Mullen, Clark & Dobbins
                         One Columbus Center
                         Suite 900
                         Virginia Beach, VA  23462-6762
                         Attention:  John M. Paris, Jr., Esq.
                         Telecopy:  (757) 473-0395

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other party to this Agreement notice in the manner herein set forth.

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  4.6  Amendments; Termination; Expiration.  This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto. This Agreement may be terminated by Keane and Transitory Subsidiary upon written notice to the Shareholder. This Agreement and the Shareholder's obligations hereunder shall expire on the first to occur of (a) the Effective Time and (b) the date of the termination of the Merger Agreement in accordance with its terms; provided, however, that (i) each party shall remain liable for any breach of this Agreement by such party occurring prior to such termination and (ii) in the event that the Effective Time shall occur, the provisions of Sections 1.7 and 3 shall survive any termination of this Agreement.

  4.7 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the Commonwealth of Virginia without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Virginia or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the Commonwealth of Virginia.

  4.8 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

  4.9 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

  4.10 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

  4.11 Further Assurances. Except as otherwise provided in the Merger Agreement, the Shareholder will execute and deliver or cause to be executed and delivered all further documents and instruments and use his best efforts to secure such consents and take all such further action as may be reasonably necessary in order to consummate the transactions contemplated hereby or to enable Keane and any assignee to exercise and enjoy all benefits and rights of the Shareholder with respect to the Shares.

  4.12 Additional Agreements. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement.

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                              KEANE, INC.


                              By:  /s/ Brian T. Keane
                                   ---------------------------------------------
                                   Name:  Brian T. Keane
                                   Title: President and Chief Executive Officer

                              VERITAS ACQUISITION CORP.


                              By:  /s/ Brian T. Keane
                                   ---------------------------------------------
                                   Name:  Brian T. Keane
                                   Title: President and Chief Executive Officer


                              SHAREHOLDER


                              By:   /s/ John H. Fain
                                    --------------------------------------------

                              Print
                              Name: John H. Fain
                                    --------------------------------------------


                              Shareholder's Address for Notice:

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------




                              Shares of Metro Common Stock
                                 subject to this Agreement: 6,135,104
                                                            ---------

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                                                                       EXHIBIT A
                                                                       ---------

                               IRREVOCABLE PROXY

     The undersigned shareholder of Metro Information Services, Inc., a Virginia corporation ("Metro"), hereby irrevocably appoints Brian T. Keane and John J. Leahy of Keane, Inc., a Massachusetts corporation ("Keane"), and Keane and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to shares of Common Stock of Metro beneficially owned by the undersigned and representing 40% of the outstanding shares of Metro Common Stock (the "Shares"), until the Expiration Date (as defined below). As used herein, the term "Expiration Date" shall mean the earlier to occur of: (A) such date and time as the merger of Veritas Acquisition Corp., a Virginia corporation and a wholly owned subsidiary of Keane ("Transitory Subsidiary"), with and into Metro (the "Merger") contemplated by that certain Agreement and Plan of Merger dated as of August 20, 2001, among Keane, Transitory Subsidiary and Metro (the "Merger Agreement") shall become effective and (B) such date and time as the Merger Agreement is terminated pursuant to Section 8.1 thereof. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares are hereby revoked and no subsequent proxies will be given.

     This proxy is coupled with an interest and irrevocable, is granted in order to secure the obligations under the Shareholder's Agreement dated as of August 20, 2001 between Keane and the undersigned shareholder, and is granted in consideration of Keane entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to the Expiration Date to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Metro shareholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of approval and adoption of the Merger Agreement, the Plan of Merger (as defined in the Merger Agreement) and any matter that could reasonably be expected to facilitate the Merger.

     The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to the Expiration Date at every annual, special or adjourned meeting of the shareholders of Metro and in every written consent in lieu of such meeting, (i) in favor of approval and adoption of the Merger Agreement, the Plan of Merger and any matter that could reasonably be expected to facilitate the Merger, and (ii) against any action or agreement that would (A) result in a breach of any representation, warranty or covenant of Metro in the Merger Agreement or (B) cause any provision contained in Articles V, VI or VII of the Merger Agreement to not be satisfied. The undersigned shareholder may vote the Shares on all other matters.

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     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

     This proxy is irrevocable.

Dated:  August 20, 2001


Signature of Shareholder:   /s/ John H. Fain
                          ---------------------------


Print Name of Shareholder:  John H. Fain
                          ---------------------------

Shares beneficially owned as of the date hereof:

   6,304,251        shares of Common Stock
--------------------

Shares subject to this Irrevocable Proxy:

   6,135,104        shares of Common Stock
--------------------

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